Long-Term Debt and Other Financial Liabilities	6 Months Ended
Jun. 30, 2022
Long-Term Debt and Other Financial Liabilities [Abstract]
Long-Term Debt and Other Financial Liabilities
6.	Long-Term Debt and Other Financial Liabilities:

The amounts in the accompanying consolidated balance sheets are analyzed as follows:

	June 30, 2022	December 31, 2021
Long-term debt and other financial liabilities	250,940	218,551
Less: Deferred financing costs	(3,567)	(3,377)
Total	247,373	215,174
Less - current portion	(58,264)	(68,473)
Long-term portion	189,109	146,701

Details of the Company’s secured credit and other financial liabilities are discussed in Note 6 of the consolidated financial statements for the year ended December 31, 2021, included in the Company’s 2021 annual report on Form 20-F filed with the SEC on March 31, 2022, and are supplemented by the below new activities within the period.

Senior long-term debt

New Financing Activities during the six month period ended June 30, 2022

June 2022 Alpha Bank Loan Facility

On June 21, 2022, the Company entered into a facility agreement with Alpha Bank S.A. for a $21,000 term loan for the financing of the Dukeship. The loan bears interest of SOFR plus a margin of 2.95% and the term is four years. The repayment schedule comprises four quarterly installments of $1,000 followed by twelve quarterly installments of $500 and a final balloon of $11,000 payable together with the sixteenth installment. In addition, the Company is required to maintain a security cover ratio (as defined therein)not be less than 125%. The June 2022 Alpha Bank Loan Facility is cross collateralized with the August 2021 Alpha Bank Loan Facility discussed below.

June 2022 Piraeus Bank Loan Facility

On June 22, 2022, the Company entered into a facility agreement with Piraeus Bank S.A. for a $38,000 sustainability-linked loan for the purpose of (i) refinancing the existing November 2021 Piraeus Bank Loan Facility, secured by the Worldship and (ii) partly financing the acquisition cost of the Honorship. The loan bears interest of LIBOR plus a margin of 3.00% which can be decreased by up to 0.10% upon meeting certain emission reduction targets during the term of the facility. The term is five years and the repayment schedule comprises four quarterly installments of $2,000, followed by two quarterly installments of $1,500, followed by fourteen quarterly installments of $750 and a final balloon of $16,500 payable together with the final installment.The Company is required to maintain a corporate leverage ratio, as defined in the loan agreement, that will not be higher than 85% until the maturity. In addition, the borrowers shall ensure that the market value of the vessels plus any additional security to total facility outstanding shall not be less than 125% until December 2023 and 130% thereafter until the maturity of the loan. The Company performed a quantitative analysis and determined that the terms of the new debt and original debt instrument are not substantially different. Accordingly, the June 2022 Piraeus Bank Loan Facility is accounted for as debt modification. A new effective interest rate that equates the revised cash flows to the carrying amount of the original debt is computed and applied prospectively.

Loan Facilities amended during the six-month period ended June 30, 2022

August 2021 Alpha Bank Loan Facility

On June 30, 2022, the Company entered into a supplemental agreement to the facility with Alpha Bank S.A. Pursuant to the supplemental agreement, the August 2021 Alpha Bank Loan Facility was cross collateralized with the June 2022 Alpha Bank Loan Facility. As a result, the August 2021 Alpha Bank Loan Facility is further secured by a corporate guarantee from Duke Shipping Co., being the vessel-owning subsidiary of the Dukeship.

Loan Facilities repaid during the six-month period ended June 30, 2022

February 2019 ATB Loan Facility

On February 28, 2022, ATB entered into a deed of release with respect to the Partnership resulting in a complete release of the February 2019 ATB Loan Facility after full settlement of the outstanding balance of $15,129 . The facility was refinanced by the Chugoku Bank Sale and Leaseback described below.

Other Financial Liabilities - Sale and Leaseback Transactions

New Sale and Leaseback Activities during the six-month period ended June 30, 2022

Chugoku Bank Sale and Leaseback

On February 25, 2022, the Company entered into a sale and leaseback transaction with Chugoku Bank, Ltd. to refinance the vessel which was previously financed by the February 2019 ATB Loan Facility and the Second JDH Loan secured by the Partnership through first and second priority mortgages respectively. The drawdown of the funds under the sale and leaseback agreement occurred on March 9, 2022. The Company sold and chartered back the vessel from Chugoku Bank on a bareboat basis. The financing amount is $21,300 and the interest rate is 2.9% plus SOFR per annum. The principal will be repaid over an eight-year term, through 32 quarterly installments averaging at approximately $590 and a balloon payment of $2,388 at the expiration of the bareboat. Following the second anniversary of the bareboat charter, the Company has continuous options to repurchase the vessel. At the end of the eight-year bareboat period, the Company has the option to repurchase the vessel for $2,388, which the Company expects to exercise.

All of the Company’s secured facilities (i.e., long-term debt and other financial liabilities) bear either floating interest at LIBOR or SOFR plus a margin or fixed interest.

Certain of the Company’s long-term debt and other financial liabilities contain financial covenants and undertakings requiring the Company to maintain various financial ratios, including:

•	a minimum borrower’s liquidity;
•	a minimum guarantor’s liquidity;
•	a security coverage requirement; and
•	a leverage ratio.

As of June 30, 2022, the Company was in compliance with all covenants relating to its loan facilities as at that date.

As of June 30, 2022, twelve of the Company’s owned vessels, having a net carrying value of $288,464, were subject to first and second priority mortgages as collaterals to their long-term debt facilities. In addition, the Company’s six bareboat chartered vessels, having a net carrying value of $166,556 as of June 30, 2022, have been financed through sale and leaseback agreements. As in typical leaseback agreements the title of ownership is held by the relevant lenders.

Subordinated long-term debt

Second JDH Loan originally entered into on May 24, 2017

On February 28, 2022, the Company voluntarily prepaid the remaining balance of $1,850 of the Second JDH Loan using cash on hand. All obligations under the Second JDH Loan were irrevocably and unconditionally discharged pursuant to the deed of release dated February 28, 2022.

The annual principal payments required to be made after June 30, 2022 for all long-term debt and other financial liabilities, are as follows:

Twelve month periods ending June 30,	Amount
2023	59,620
2024	40,624
2025	38,938
2026	73,383
Thereafter	38,375
Total	250,940